Exhibit 99.2

PRO FORMA  FINANCIAL  INFORMATION

     The following unaudited pro forma financial information reflects New Century's results of operations as if the two acquisitions of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") had occurred on January 1, 2005. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

     The amounts in the New Century Energy Corp. column below are derived from the consolidated balance sheet and statement of operations for the nine months ended September 30, 2005, which include the assets and liabilities of the first and second acquisitions of the L-H Gas Unit acquired June 30, 2005 and September 19, 2005, respectively. The New Century Energy Corp. column also includes the results of operations of the first acquisition of the L-H Gas Unit for the three months ended September 30, 2005 and the results of operations of the second acquisition of the L-H Gas Unit for eleven days ended September 30, 2005.

     The L-H Gas Unit columns below are derived from the historical unaudited "carved out" financial statements of the L-H Gas Unit, which include the balance sheet for the first acquisition ended June 30, 2005, and the second acquisition ended September 19, 2005. The L-H Gas Unit columns also include the results of operations of the first acquisition for the period from January 1, 2005 through June 30, 2005, and the second acquisition for the period from January 1, 2005 through September 18, 2005.

     The historical financial information and the unaudited pro forma combined financial information set forth below should be read in conjunction with the company's consolidated financial statements filed on Form 10KSB/A for the year ended December 31, 2004 and Form 10QSB for the nine months ended September 30, 2005.

Unaudited pro forma combined consolidated balance sheet as of September 30, 2005.


                        NEW CENTURY     L-H GAS UNIT       L-H GAS UNIT      PRO FORMA       PRO FORMA
                        ENERGY CORP.   1ST ACQUISITION    2ND ACQUISITION    ADJUSTMENT       COMBINED
                        ------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
CASH                    $  2,547,196    $           -     $                  $(2,006,146)  $   541,050
ACCOUNTS RECEIVABLE        2,230,673          472,979             664,679     (1,137,658)    2,230,673
INVENTORY                     58,358                -                                  -        58,358
OTHER ASSETS                 387,523          118,610              48,630       (167,240)      387,523
                        ------------     ------------     ---------------    -----------   -----------
TOTAL CURRENT ASSETS       5,223,750          591,589             713,309     (3,311,044)    3,217,604
                        ------------     ------------     ---------------    -----------   -----------
OIL AND GAS PROPERTIES    23,901,913        2,032,329           3,048,569     (5,080,898)   23,901,913
LESS: ACCUMULATED
DEPRECIATION AND
DEPLETION                 (1,324,575)        (527,496)           (744,278)      (846,126)   (3,442,475)
                        ------------     ------------     ---------------    -----------   -----------
TOTAL OIL AND GAS
PROPERTIES                22,577,338        1,504,833           2,304,291     (5,927,024)   20,459,438
                        ------------     ------------     ---------------    -----------   -----------
OTHER ASSETS                 750,295                -                   -        (98,598)      651,697
                        ------------     ------------     ---------------    -----------   -----------
TOTAL ASSETS            $ 28,551,383    $   2,096,422     $     3,017,600    $(9,336,666)  $24,328,739
                        ============    =============     ===============    ===========   ===========

LIABILITIES, OWNERS' NET INVESTMENT AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
ACCOUNTS PAYABLE        $    581,305    $      35,506     $       224,360    $  (259,866)  $   581,305
INCOME TAX PAYABLE                 -                -                   -        722,750       722,750
ACCRUED LIABILITIES          987,964                -                   -              -       987,964
CONVERTIBLE NOTE          12,560,565                -                   -      3,205,648    15,766,213
DERIVATIVE LIABILITIES     6,885,660                -                   -              -     6,885,660
                        ------------    -------------      --------------    -----------    ----------
TOTAL CURRENT
  LIABILITIES             21,015,494           35,506             224,360      3,668,532    24,943,892
                        ------------    -------------      --------------    -----------    ----------
DEFERRED INCOME TAX                -                -                   -      1,048,938     1,048,938
ASSET RETIREMENT
OBLIGATION                   351,317           13,137               6,686        (19,823)      351,317
                        ------------    -------------      --------------    -----------    ----------
TOTAL LIABILITIES         21,366,811           48,643             231,046      4,697,647    26,344,147
                        ------------    -------------      --------------    -----------    ----------
OWNER'S NET INVESTMENT             -        2,047,779           2,786,554     (4,834,333)            -
                        ------------    -------------      --------------    -----------    ----------
STOCKHOLDERS' EQUITY
  (DEFICIT)                7,184,572                -                   -     (9,199,980)   (2,015,408)
                        ------------    -------------      --------------    -----------    ----------
TOTAL LIABILITIES,
OWNERS' NET INVESTMENT
AND STOCKHOLDERS'
EQUITY (DEFICIT)        $ 28,551,383    $   2,096,422      $    3,017,600    $(9,336,666)  $24,328,739
                        ============    =============      ==============    ============  ===========


UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME (LOSS) FOR NINE MONTHS ENDED SEPTEMBER 30, 2005.


                           NEW  CENTURY     L-H GAS UNIT        L-H GAS UNIT      PRO FORMA     PRO  FORMA
                           ENERGY  CORP.  1ST  ACQUISITION    2ND  ACQUISITION    ADJUSTMENT     COMBINED
                           --------------------------------------------------------------------------------

REVENUES                   $  2,656,981   $      1,829,673    $     2,806,700   $          -   $ 7,293,354
OPERATING EXPENSES           (3,002,554)          (511,484)          (867,460)      (846,126)   (5,227,624)
                           ------------   ----------------    ----------------    ----------   -----------
INCOME FROM OPERATIONS         (345,573)         1,318,189          1,939,240       (846,126)    2,065,730
OTHER INCOME (EXPENSE)        1,788,675                  0                  0     (5,310,392)   (3,521,717)
                           ------------   ----------------    ---------------     ----------   -----------
NET INCOME (LOSS) BEFORE
  INCOME TAX                  1,443,102          1,318,189          1,939,240     (6,156,518)   (1,455,987)
INCOME TAX EXPENSE                    -                  -                  -     (1,107,525)   (1,107,525)
                            ------------   ----------------    --------------     ----------   -----------
NET  INCOME  (LOSS)        $  1,443,102   $      1,318,189    $     1,939,240    $(7,264,043)  $(2,563,512)
                           ============   ================    ===============    ===========   ===========
EARNINGS  (LOSS)  PER  SHARE:
BASIC                      $        .03   $            .03    $           .04    $      (.11)   $     (.04)
                           ============   ================    ===============    ===========    ==========
FULLY  DILUTED             $        .02   $            .02    $           .03    $      (.15)   $     (.05)
                           ============   ================    ===============    ===========    ==========


THE ASSUMPTIONS USED FOR THE PRO FORMA ADJUSTMENTS TO THE UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET FOR THE PERIOD ENDED SEPTEMBER 30, 2005 ARE BELOW.


THE  PRO  FORMA  ADJUSTMENT  TO  CASH:

INTEREST  EXPENSE  FOR  THE  CONVERTIBLE  NOTE  FINANCING
   ($15,000,000  X  8%  X  3/4  YEAR)                             $    (900,000)
INTEREST  EXPENSE  FOR  THE  SECURED  TERM  NOTE  FINANCING
   ($9,500,000  X  20%  X  3/4  YEAR)                                (1,425,000)
INTEREST  EXPENSE  PAID  TO  LAURUS  BY  NEW  CENTURY
    ON  CONVERTIBLE  NOTE  FINANCING                                    318,854
                                                                  -------------
PRO  FORMA  ADJUSTMENT  TO  CASH
                                                                  $  (2,006,146)
                                                                  =============

THE PRO FORMA ADJUSTMENT FOR 2005 TO ACCUMULATED DEPRECIATION AND DEPLETION RELATES TO THE FOLLOWING


                                             NEW CENTURY     L-H GAS UNIT       L-H GAS UNIT    PRO FORMA
                                             ENERGY CORP.   1ST ACQUISITION   2ND ACQUISITION  ADJUSTMENT
                                             -------------------------------------------------------------
REMOVAL OF L-H GAS UNIT'S ACCUMULATED
  DEPLETION                                  $   369,240    $       527,496    $     744,278   $ 1,641,014
ADDITIONAL DEPLETION FOR NEW COST
  BASIS                                                -         (1,469,873)      (1,017,267)   (2,487,140)
                                             -----------    ---------------    -------------   -----------
PRO FORMA ADJUSTMENT FOR 2005 TO ACCUMULATED
  DEPRECIATION AND DEPLETION                $    369,240    $    (  942,377)   $    (272,989)  $  (846,126)
                                            ============    ===============    =============   ===========


     A pro forma adjustment to decrease "Other assets" by $167,240 relates to the amortization of deferred loan costs for the nine months ending September 30, 2005.

     The pro forma adjustment of $3,205,648 to the convertible note relates to $3,097,394 for the amortization of the derivative liabilities acquired due to the freestanding and embedded derivatives issued along with the $15,000,000 convertible note, as well as the amortization of the deferred loan costs for $108,254.

     The cumulative pro forma adjustment of ($9,199,980) to Stockholders' equity relates to the following adjustments:


INTEREST  EXPENSE  FOR  THE  CONVERTIBLE  NOTE  FINANCING
   ($15,000,000  X  8%  X    YEAR)                                $    (900,000)
INTEREST  EXPENSE  FOR  THE  SECURED  TERM  NOTE  FINANCING
   ($9,500,000  X  20%  X   YEAR)                                    (1,425,000)
INTEREST  EXPENSE  PAID  TO  LAURUS  BY  NEW  CENTURY
    ON  CONVERTIBLE  NOTE  FINANCING                                    318,854
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
  THE  DEFERRED  LOAN  COSTS                                           (206,852)
AMORTIZATION  OF  DISCOUNT  ON  DERIVATIVE  LIABILITIES              (3,097,394)
CUMULATIVE  STEP  UP  OF  DEPLETION  FOR  2004  AND  2005            (2,117,900)
CUMULATIVE EFFECT OF INCOME TAX RELATING TO THE TWO
  ACQUISITIONS FOR 2004 AND 2005                                     (1,771,688)
                                                                  -------------
TOTAL PRO FORMA ADJUSTMENT TO STOCKHOLDERS' EQUITY (DEFICIT)
                                                                  $  (9,199,980)
                                                                  =============

     The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the nine months ended September 30, 2005 are below.

ADDITIONAL  DEPLETION  DUE  TO  THE  STEPPED  UP  BASIS
   FOR  THE  ACQUISITION  OF  THE  L-H  GAS  UNIT                 $   (846,126)
INTEREST  EXPENSE  FOR  THE  CONVERTIBLE  NOTE  FINANCING
   ($15,000,000  X  8%  X    YEAR)                                    (900,000)
INTEREST  EXPENSE  FOR  THE  SECURED  TERM  NOTE  FINANCING
   ($9,500,000  X  20%  X   YEAR)                                   (1,425,000)
INTEREST  EXPENSE  PAID  TO  LAURUS  BY  NEW  CENTURY
    ON  CONVERTIBLE  NOTE  FINANCING                                   318,854
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
   THE  DISCOUNT  FROM  DERIVATIVE  LIABILITIES  FOR  THE
   CONVERTIBLE  NOTE                                                (3,097,394)
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
  THE  DEFERRED  LOAN  COSTS                                          (206,852)
INCOME TAX EXPENSE                                                  (1,107,525)
                                                                  ------------
PRO  FORMA  ADJUSTMENT  FOR  THE  UNAUDITED  CONDENSED
CONSOLIDATED  STATEMENT  OF  INCOME  (LOSS)
FOR  NINE  MONTHS  ENDED  SEPTEMBER  30,  2005.                   $ (7,264,043)
                                                                  ============

     The following unaudited pro forma financial information reflects New Century's results of operations as if the two acquisitions of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit") had occurred on January 1, 2004. The pro forma data is based on historical information and does not necessarily represent the actual results that would have occurred nor is it necessarily indicative of future results of operations.

Unaudited pro forma combined consolidated balance sheet as of December 31, 2004.


                         NEW CENTURY     L-H GAS UNIT       L-H GAS UNIT     PRO FORMA       PRO FORMA
                         ENERGY CORP.  1ST ACQUISITION    2ND ACQUISITION    ADJUSTMENT       COMBINED
                         ------------------------------------------------------------------------------

ASSETS
CURRENT  ASSETS
CASH                     $   452,781    $          -      $      573,747     $  (155,156)    $   871,372
ACCOUNTS  RECEIVABLE          93,340         748,505                   -               -        841,845
INVENTORY                     65,703               -                   -               -          65,703
OTHER  ASSETS                 64,384         113,565             118,757               -        296,706
                         -----------    ------------      --------------     ------------     ----------
TOTAL  CURRENT  ASSETS       676,208         862,070             692,504         (155,156)     2,075,626
                         -----------    ------------      --------------     ------------     ----------
OIL  AND  GAS  PROPERTIES  2,797,769       1,397,601           1,728,234       16,630,996     22,554,600
LESS:  ACCUMULATED
DEPRECIATION  AND
DEPLETION                   (760,841)       (235,328)           (240,997)         (831,022)   (2,068,188)
                         -----------    ------------      --------------     -------------    ----------
TOTAL  OIL  AND  GAS
PROPERTIES                 2,036,928       1,162,273           1,487,237        15,799,974    20,486,412
OTHER  ASSETS                  2,869               -                   -           387,393       390,262
                         -----------    ------------      --------------     -------------    ----------
TOTAL  ASSETS            $ 2,716,005    $  2,024,343      $    2,179,741     $  16,032,211   $22,952,300
                         ===========    ============      ==============     =============    ==========

LIABILITIES,  OWNERS'  NET  INVESTMENT  AND  STOCKHOLDERS'  EQUITY  (DEFICIT)

CURRENT  LIABILITIES
ACCOUNTS  PAYABLE        $   253,115     $   110,519      $      129,236     $           -   $   492,870
INCOME TAX PAYABLE                 -               -                   -           498,966      498,966
ACCRUED  LIABILITIES         779,848               -                   -                 -       779,848
NOTES  PAYABLE               776,158               -                   -                 -       776,158
CONVERTIBLE  NOTE                  -               -                   -        11,750,000    11,750,000
DERIVATIVE  LIABILITIES            -               -                   -        11,722,845    11,722,845
                         -----------     -----------      --------------     -------------   -----------
TOTAL  CURRENT
  LIABILITIES              1,809,121         110,519             129,236        23,971,811    26,020,687
                         -----------     -----------      --------------      ------------   -----------
LONG  TERM  LIABILITIES
NOTES  PAYABLE,
LESS  CURRENT  PORTION
   OF  DISCOUNT  ON  DERIVATIVE
   OF  $8,191,000                  -               -                   -         4,559,000     4,559,000
DEFERRED INCOME TAXES              -               -                   -           664,163       664,163
ASSET  RETIREMENT
OBLIGATION                   293,816           9,750               3,975                 -       307,541
                         -----------     -----------       -------------      ------------   -----------
TOTAL  LIABILITIES         2,102,937         120,269             133,211        29,194,974    31,551,391
                         -----------     -----------       -------------      ------------   -----------
OWNER'S  NET  INVESTMENT           -       1,904,074           2,046,530        (3,950,604)            -
                         ----------      -----------       -------------      ------------   -----------
STOCKHOLDERS'  EQUITY
   (DEFICIT)                613,068                -                   -        (9,212,159)   (8,599,091)
                         ----------      -----------       -------------      ------------   -----------
TOTAL  LIABILITIES,
OWNERS'  NET  INVESTMENT
AND  STOCKHOLDERS'
EQUITY  (DEFICIT)        $2,716,005     $  2,024,343       $    2,179,741     $ 16,032,211  $22,952,300
                         ==========     ============       ==============     =============  ===========


UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF INCOME (LOSS) FOR YEAR ENDED DECEMBER 31, 2004.


                         NEW  CENTURY     L-H  GAS  UNIT     L-H GAS UNIT        PROFORMA       PRO FORMA
                         ENERGY  CORP.   1ST  ACQUISITION   2ND  ACQUISITION    ADJUSTMENT       COMBINED
---------------------------------------------------------------------------------------------------------
REVENUES                $  2,105,581       $   2,207,328      $  2,155,851    $        -    $  6,468,760
OPERATING EXPENSES        (5,128,053)           (463,705)         (478,508)      (831,022)    (6,901,288)
                        ------------       -------------      ------------    -----------    -----------
INCOME FROM OPERATIONS    (3,022,472)          1,743,623         1,677,343       (831,022)      (432,528)
OTHER INCOME (EXPENSE)      (969,078)                  0                 0     (8,376,185)    (9,345,263)
                        ------------       -------------      ------------    -----------    -----------
NET INCOME BEFORE
  INCOME TAX              (3,991,550)          1,743,623         1,677,343     (9,207,207)   (9,777,791)
INCOME TAX EXPENSE                 -                   -                 -     (1,163,129)   (1,163,129)
                        ------------       -------------      ------------    -----------    ----------
NET  INCOME  (LOSS)     $ (3,991,550)      $   1,743,623      $  1,677,343   $(10,370,336) $(10,940,920)
                        ============       =============      ============    ===========    ===========
EARNINGS  (LOSS)  PER  SHARE:
BASIC                   $      (.11)       $         .05      $        .04    $      (.28)  $      (.29)
                        ===========        =============      ============    ===========   ===========
FULLY  DILUTED          $      (.11)       $         .05      $        .04    $      (.28)  $      (.29)
                        ===========        =============      ============    ===========   ===========


The assumptions used for the pro forma adjustments to the unaudited condensed consolidated balance sheet as of December 31, 2004 are below.

The pro forma adjustment to Cash includes the following:

CONVERTIBLE  NOTE                                                                 $  15,000,000
SECURED  TERM  NOTE                                                                   9,500,000
FIRST  ACQUISITION  OF  L-H  GAS  UNIT                                              (11,000,000)
CASH  PAID  FOR  LOAN  CLOSING  COSTS  FOR  FIRST  ACQUISITION  OF  L-H GAS UNIT     (1,204,596)
SECOND  ACQUISITION  OF  L-H  GAS  UNIT                                              (8,750,000)
CASH  PAID  FOR  LOAN  CLOSING  COSTS  FOR  SECOND  ACQUISITION  OF L-H GAS UNIT       (600,560)
INTEREST  EXPENSE  FOR  THE  CONVERTIBLE  NOTE  FINANCING
   ($15,000,000  X  8%  X  1  YEAR)                                                  (1,200,000)
INTEREST  EXPENSE  FOR  THE  SECURED  TERM  NOTE  FINANCING
   ($9,500,000  X  20%  X  1  YEAR)                                                  (1,900,000)
                                                                                  -------------
PRO  FORMA  ADJUSTMENT  TO  CASH                                                  $    (155,156)
                                                                                  =============


     A pro forma adjustment to "Oil and gas properties" of $16,630,996 is needed to increase the basis of the L-H Gas Unit to the net assets acquired of $20,581,600. This includes the following:


                                                                         PRO  FORMA
                                                                         ADJUSTMENT
                                                                        -----------
CASH  PAID  TO  ACQUIRE  FIRST  ACQUISITION  OF  L-H  GAS  UNIT       $  11,000,000
CASH  PAID  TO  ACQUIRE  SECOND  ACQUISITION  OF  L-H  GAS  UNIT          8,750,000
STOCK  ISSUED  IN  CONNECTION  WITH  FIRST
  ACQUISITION  OF  L-H  GAS  UNIT                                           831,600
                                                                        -----------
AMOUNT  PAID  FOR  THE  TWO  ACQUISITIONS                                20,581,600
LESS  NET  ASSETS  ACQUIRED                                              (3,950,604)
                                                                        -----------
NET  INCREASE  IN  OIL  AND  GAS  PROPERTIES
                                                                      $  16,630,996


The pro forma adjustment to Accumulated depreciation and depletion relates to the following


                                         L-H GAS UNIT        L-H GAS UNIT       PRO FORMA
                                         1ST ACQUISITION    2ND  ACQUISITION    ADJUSTMENT
                                         -------------------------------------------------
DEPLETION FOR THE TWO ACQUISITIONS
  AT NEW COST BASIS                      $     721,956      $      585,391     $ 1,307,347
REMOVAL OF DEPLETION FOR HISTORICAL
ACQUISITIONS                                  (235,328)           (240,997)       (476,325)
                                         -------------      --------------    ------------
PRO FORMA ADJUSTMENT TO ACCUMULATED
  DEPRECIATION AND DEPLETION             $    (486,628)     $     (344,394)   $   (831,022)
                                         =============      ==============    ============


     A pro forma adjustment to "Other assets" of $387,393 relates to deferred loan costs for the Convertible Note and Secured Term Note.


                                                                                PRO  FORMA
                                                                                ADJUSTMENT
                                                                                 ---------
DEFERRED  LOAN  COSTS  ON CONVERTIBLE NOTE FOR FIRST ACQUISITION OF L-H GAS UNIT   629,596
DEFERRED LOAN COSTS FOR SECURED TERM NOTE THE SECOND ACQUISITION OF L-H GAS UNIT   205,560
AMORTIZATION  OF  DEFERRED  LOAN  COST  FOR  FIRST  ACQUISITION  OF L-H GAS UNIT  (242,203)
AMORTIZATION  OF  DEFERRED  LOAN  COST  FOR  SECOND  ACQUISITION OF L-H GAS UNIT  (205,560)
                                                                                 ---------
PROFORMA  ADJUSTMENT  TO  "OTHER  ASSETS"                                        $ 387,393
                                                                                 =========


THE PRO FORMA ADJUSTMENTS FOR THE NOTES PAYABLE ISSUED BY NEW CENTURY IN ORDER TO PAY FOR THE ASSETS ACQUIRED.


                                                                             PRO  FORMA
                                                                             ADJUSTMENT
                                                                            ------------
ADJUSTMENT  FOR  CONVERTIBLE  NOTE,  CURRENT  PORTION                       $  2,250,000
ADJUSTMENT  FOR  SECURED  TERM  NOTE                                           9,500,000
                                                                            ------------
PRO  FORMA  ADJUSTMENT  FOR  THE  CURRENT  PORTION  OF  NOTES  PAYABLE      $ 11,750,000
                                                                            ============

ADJUSTMENT  FOR  CONVERTIBLE  NOTE,  LESS  CURRENT  PORTION                 $ 12,750,000

ADJUSTMENT  FOR  DISCOUNT  FOR  LAURUS  CLOSING  COSTS                          (970,000)
ADJUSTMENT  FOR  AMORTIZATION  OF  THE  DISCOUNT  ON  LAURUS  CLOSING  COSTS     616,261
ADJUSTMENT  FOR  DISCOUNTS  ON  DERIVATIVE  LIABILITIES                      (12,049,422)
ADJUSTMENT  FOR  AMORTIZATION  OF  DISCOUNTS  ON  DERIVATIVE  LIABILITIES      4,212,161
                                                                            ------------
LESS  DISCOUNT  ON  CONVERTIBLE  NOTE                                         (8,191,000)
PRO  FORMA  ADJUSTMENTS  TO  NOTES  PAYABLE,  LESS  THE
  CURRENT  PORTION  FOR  THE  L-H  GAS  UNIT  FINANCING                     $  4,559,000
                                                                            ============


The pro forma adjustment $11,722,845 relates to the derivative liabilities acquired due to the freestanding and embedded derivatives issued along with the $15,000,000 convertible note.

The  pro forma adjustment to Stockholders' equity is comprised of the following:


                                                     L-H  GAS  UNIT       L-H GAS UNIT        PRO  FORMA
                                                     1ST  ACQUISITION     2ND ACQUISITION     ADJUSTMENT
                                                     ----------------------------------------------------
ADJUSTMENT  TO  ELIMINATE  L-H  GAS  UNIT'S
OWNERS'  NET  INVESTMENT                             $       (1,904,074)  $  (2,046,530)    $  (3,950,604)
                                                     ==================   =============     =============

ADJUSTMENT  FOR  COMMON  STOCK  ISSUED  IN
  CONNECTION  WITH  FIRST  ACQUISITION                          831,600               -           831,600
ADDITIONAL  DEPLETION                                          (486,628)       (344,394)         (831,022)
AMORTIZATION  OF  DISCOUNT  ON  DERIVATIVE  LIABILITIES      (4,212,161)              -        (4,212,161)
INTEREST  EXPENSE                                            (1,200,000)     (1,900,000)       (3,100,000)
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
  THE  DEFERRED  LOAN  COSTS                                   (463,464)       (600,560)       (1,064,024)
BENEFICIAL  CONVERSION  FEATURE  OF  THE
  THE  ECS  WARRANT                                             326,577               -           326,577
INCOME TAX EXPENSE                                             (592,832)       (570,297)       (1,163,129)
                                                     ------------------   -------------     -------------
PRO  FORMA  ADJUSTMENT  TO  STOCKHOLDERS'  EQUITY           $(5,796,908)   $  (3,415,251)   $  (9,212,159)
                                                      =================== ==============    =============


The assumptions used for the pro forma adjustment to the condensed consolidated statement of income (loss) for the year ended December 31, 2004 are below.

ADDITIONAL  DEPLETION  DUE  TO  THE  STEPPED  UP  BASIS
   FOR  THE  ACQUISITION  OF  THE  L-H  GAS  UNIT                 $    (831,022)
INTEREST  EXPENSE  FOR  THE  CONVERTIBLE  NOTE  FINANCING
   ($15,000,000  X  8%  X  1  YEAR)                                  (1,200,000)
INTEREST  EXPENSE  FOR  THE  SECURED  TERM  NOTE  FINANCING
   ($9,500,000  X  20%  X  1  YEAR)                                  (1,900,000)
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
   THE  DISCOUNT  FROM  DERIVATIVE  LIABILITIES  FOR  THE
   CONVERTIBLE  NOTE                                                 (4,212,161)
INTEREST  EXPENSE  RELATING  TO  THE  AMORTIZATION  OF
  THE  DEFERRED  LOAN  COSTS                                         (1,064,024)
INCOME TAX EXPENSE                                                   (1,163,129)
                                                                  -------------
PRO  FORMA  ADJUSTMENT  FOR  THE  UNAUDITED  CONDENSED
CONSOLIDATED  STATEMENT  OF  INCOME  (LOSS)
FOR  THE  YEAR  ENDED  DECEMBER  31,  2004.                       $ (10,370,336)
                                                                  =============

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